POWER OF ATTORNEY

	The undersigned, being a person subject to certain reporting obligations under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the undersigned's holdings of or transactions in securities issued by AMX Corporation (the "Company"), hereby constitutes and appoints each of Robert L. Fealy and David L. Filkin, or any of them, signing singly, the undersigned's true and lawful attorney-in-fact to:

1) execute for and on behalf of the undersigned:


(a) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16 of the Exchange Act and the rules thereunder ("Section 16 Forms");

(b) all forms and schedules in accordance with
Section 13(d) of the Exchange Act and the rules thereunder ("Section 13 Schedules");

(c) all forms in accordance with Rule 144 of the Securities Act, including Form 144 ("Rule 144 Forms"); and

(d) a Form
ID and any other form required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file Section 16 Forms,
Section 13 Schedules or Rule 144 Forms electronically (a "Form ID," and, together with Section 16 Forms, Section 13 Schedules and Rule 144 Forms, the "Forms and Schedules");

2) do and perform any and all acts for
and on behalf of the undersigned that may be necessary or desirable to complete and execute such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3) take any other action of any
type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this power of attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's sole discretion.

	The undersigned hereby grants to
each such attorney-in-fact and any of them full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact, or any such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that none of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Exchange Act or Rule 144 of the Securities Act.


	This power of attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN
WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed as of the 15th day of March, 2005.


/s/ Craig J.
Duchossois





POWER OF ATTORNEY

	The undersigned, being
a person subject to certain reporting obligations under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the undersigned's holdings of or transactions in securities issued by AMX Corporation (the "Company"), hereby constitutes and appoints each of Robert L. Fealy and David L. Filkin, or any of them, signing singly, the undersigned's true and lawful attorney-in-fact to:

1) execute for and on behalf of the
undersigned:

(a) Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16 of the Exchange Act and the rules thereunder ("Section 16 Forms");

(b) all forms and schedules in
accordance with Section 13(d) of the Exchange Act and the rules thereunder ("Section 13 Schedules");

(c) all forms in accordance with Rule 144 of the Securities Act, including Form 144 ("Rule 144 Forms"); and

(d)
a Form ID and any other form required to be filed or submitted in accordance with Regulation S-T promulgated by the United States Securities and Exchange Commission (or any successor provision) in order to file
Section 16 Forms, Section 13 Schedules or Rule 144 Forms electronically (a "Form ID," and, together with Section 16 Forms, Section 13 Schedules and Rule 144 Forms, the "Forms and Schedules");

2) do and perform any and
all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3) take any other action of
any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this power of attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's sole discretion.

	The undersigned hereby grants to
each such attorney-in-fact and any of them full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any such attorney-in-fact, or any such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that none of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Exchange Act or Rule 144 of the Securities Act.


	This power of attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN
WITNESS WHEREOF, the undersigned has caused this power of attorney to be executed as of the 15th day of March, 2005.


/s/ Richard L.
Duchossois